UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2005



                           DRAGON PHARMACEUTICAL INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Florida                         0-27937               65-0142474
           -------                         -------               ----------
State or Other Jurisdiction of    (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


      1055 Hastings Street, Suite 1900
         Vancouver, British Columbia                      V6E 2E9
        ----------------------------                      -------
  (Address of Principal Executive Offices)               (Zip Code)


                                 (604) 669-8817
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

     On June 11, 2004, Dragon Pharmaceutical Inc. (the "Company"), Oriental Wave Holding Ltd. ("Oriental Wave") and Mr. Yanlin Han, Mr. Zhanguao Weng, and Ms. Xuemei Liu entered into a Share Purchase Agreement. Under the terms of the Share Purchase Agreement, Mr. Han, Mr. Weng and Ms. Liu would receive in the aggregate shares of common stock equal to 68.35% of the Company's outstanding common stock after consummation of the acquisition of Oriental Wave in exchange for all of their shares of Oriental Wave. In addition, Mr. Han, Mr. Weng and Ms. Liu would also receive additional shares of common stock ("Additional Dragon Closing Shares") such that they will continue to own 68.35% of the Company's common stock if all of the Company's outstanding options and warrants to purchase common stock as of the date of the closing are exercised.

     On January 11, 2005, the Company's shareholders approved two proposals related to the acquisition of Oriental Wave. The terms of Share Purchase Agreement, financial statements for the Company and Oriental Wave, and description of the proposals were described in a proxy statement dated December 8, 2004. The closing of the acquisition of Oriental Wave pursuant to the Share Purchase Agreement occurred on January 12, 2005. Under terms of the Share Purchase Agreement, Mr. Han, Mr. Weng and Ms. Liu received in the aggregate 44,502,004 shares of common stock of which 26,533,405 shares are subject to escrow. The shares of common stock held in escrow will be released on the first and second anniversary dates of the close provided that the Company has made no claims against Oriental Wave and its shareholders for misrepresentations made in the Share Purchase Agreement. Mr. Han, Mr. Weng and Ms. Liu will retain voting rights of those shares held in escrow. In addition, pursuant to the Share Purchase Agreement, Mr. Han, Mr. Weng and Ms. Liu collectively received 4,282,402 Additional Dragon Closing Shares. The Additional Dragon Closing Shares are being held in escrow and may be released or cancelled depending on whether or not certain of the Company's options or warrants outstanding as of the close have been subsequently exercised or expired. Mr. Han, Mr. Weng and Ms. Liu will have no voting rights or dispositive powers over the Additional Dragon Closing Shares while they are held in escrow, and they will not be deemed to be outstanding unless they are released from escrow.

Item 3.02 Unregistered Sales of Equity Securities.

     On January 12, 2005, the Company completed the acquisition of all the outstanding shares of Oriental Wave pursuant to the Share Purchase Agreement. In connection with the acquisition, the Company issued an aggregate of 44,502,004 shares of common stock and 4,282,402 shares of Additional Dragon Closing Shares as follows:

---------------------- ------------------ --------------------------------------
Name                   Common Stock       Additional Dragon Closing Shares
---------------------- ------------------ --------------------------------------
Yanlin Han             31,151,403                   2,997,682
---------------------- ------------------ --------------------------------------
Zhanguao Weng           8,900,401                     856,480
---------------------- ------------------ --------------------------------------
Xuemei Liu              4,450,200                     428,240
---------------------- ------------------ --------------------------------------

     The issuance of the shares of common stock and Additional Dragon Closing Shares by the Company to Mr. Han, Mr. Weng and Ms. Liu pursuant to the Share Purchase Agreement was exempt from registration upon reliance of Regulation S.

Item 5.01 Changes in Control of Registrant

     (a) As a result of the consummation of the Share Purchase Agreement, there has been a change in control of the registrant. Mr. Han beneficially owns 31,151,403 shares of common stock, or 47.8% of the outstanding common stock, of which 18,573,384 shares are subject to escrow. Mr. Weng beneficially owns 8,900,401 shares of common stock, or 13.7 % of the outstanding common stock, of which 5,306,681 shares are subject to escrow. Ms. Liu beneficially owns 4,650,200 shares of common stock, or 7.1% of the outstanding common stock, of which 2,653,340 shares are subject to escrow.

     (b) The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our executive officers and directors as of January 12, 2005.


-------------------------------------------------------------------------------------------------------
                                                                 Share Beneficially Owned
                                                 ------------------------------------------------------
                                                 ------------------------      ------------------------
Name and Address of Beneficial Owner                         Number                     Percent
                                                 ------------------------      ------------------------
Maggie Deng, Chief Operating Officer                         200,000(1)                       *
Garry Wong, Chief Financial Officer                          200,000(1)                       *
Alexander Wick, President and Director                       975,000(2)                     1.4%
Yiu Kwong Sun, Director                                      975,000(3)                     1.4%
Yanlin Han, Chief Executive Officer & Director            31,151,403                       47.8%
Zhangou Weng, Vice President, China
  Operation & Director                                     8,900,401                       13.7%
Xuemei Liu, Director                                       4,650,200(4)                     7.1%
-------------------------------------------------------------------------------------------------------

Notes:
* Less than one percent.
(1) Represents options to purchase shares of common stock exercisable within sixty days.

(2)  Includes options to purchase 675,000 shares exercisable within sixty days.

(3) Includes options to purchase 275,000 shares of common stock owned exercisable within sixty days. Also includes 100,000 shares of common stock directly owned and 600,000 shares of common stock owned by Yukon Health Enterprises for which Mr. Sun serves as a director.

(4)  Includes options to purchase 200,000 shares of common stock.

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

     Pursuant to the Share Purchase Agreement, on January 12, 2005, Mr. Han, Mr. Weng and Ms. Liu were appointed to the Company's Board of Directors. Mr. Han was also elected as Chairman of the Board. The Company's Board of Directors now consists of five directors including Dr. Wick and Dr. Sun who were reelected to the Board at the annual meeting of shareholders held on January 11, 2005.

     In addition, effective January 12, 2005, the following officers were appointed to the Company:

         Chief Executive Officer:          Mr. Han
         President:                        Dr. Wick
         Vice President, China Operation:  Mr. Weng
         Chief Operating Officer:          Ms. Maggie Deng
         Chief Financial Officer:          Mr. Garry Wong

     As description of Mr. Han, Dr. Wick and Mr. Weng was in the Company's proxy statement dated December 8, 2004.

     The business background for Ms. Deng and Mr. Wong for the past five years is as follows:

          Maggie Deng. Maggie Deng, age 37, holds a Bachelor degree from Tsinghua University in China. Ms Deng has over 10 years of experience working in or with public companies, mainly on IPOs and secondary offering for Chinese companies on domestic stock exchange as well as international ones. Ms Deng was the senior manager of China International Capital Corporation, a Morgan Stanley joint venture investment banking firm in China, from 1998 to 2001. Ms Deng moved to Canada in 2001 and held a position of Assistant to President in a start-up biotech company in Vancouver.

          Garry Wong. Mr. Wong has been appointed as our Chief Financial Officer since January 2005. Prior to his current position, Mr. Wong served as our Executive Assistant to President and CEO from February 2002 to January 2005. Before joining us, Mr. Wong was a member of the Global Mergers and Acquisitions Group at Nortel Networks since 1996. He managed and executed transactions consisted of acquisitions, divestitures, equity investments, spin-offs, public market listing and joint ventures, and occurred in Europe, North America, Asia and the Middle East. Mr. Wong is a Chartered Financial Analyst, who received an International MBA degree from York University with double majors in Corporate Finance and Greater China studies and a Bachelor degree in Business Administration from University of Hong Kong.

     Mr. Wong replaces Mr. Matthew Kavanagh who was previously Chief Financial Officer.

Item 9.01   Financial Statements and Exhibits

     (c)  Exhibits

            10.16   Waivers  of  Certain   Conditions  to  the  Share   Purchase
                    Agreement

            10.17 Escrow agreement among Dragon Pharmaceutical, Oriental Wave Holding Limited, Yanlin Han, Zhanguo and Xuemei Liu.

            99.1    Press release dated January 11, 2004.

            99.2    Press release dated January 14, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 17, 2005             DRAGON PHARMACEUTICAL INC.


                                    /s/ Garry Wong
                                    --------------------------------------------
                                    Garry Wong
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                                                   Exhibit 10.16

                           DRAGON PHARMACEUTICAL INC.
                                   ("DRAGON")


                           WAIVER AND ACKNOWLEDGEMENT


To:       Oriental Wave Holding Ltd. ("Oriental")

And:      Yan-Lin  Han,  Zhan-Guo  Weng  and  Xue-Mei  Liu  (collectively,   the
          "Vendors" and each, a "Vendor")

Re: Share Purchase Agreement (the "Agreement") made among Dragon, Oriental and the Vendors

--------------------------------------------------------------------------------

The undersigned, pursuant to ss.4.4 of the Agreement, hereby waives, on behalf of Dragon, compliance by Oriental and the Vendors of their obligation under the Agreement to deliver

1. pursuant to ss.6.2(b), a certificate of status, compliance, good standing or like certificate with respect to each subsidiary of Oriental, issued by appropriate government officials of their respective jurisdictions of incorporation,

2. pursuant to ss.6.2(d), the consents of the Vendors to their appointment to the board of directors of Dragon, and

3. pursuant to ss.6.2(h), legal opinions addressing the matters set out at numbers 2 and 3 with respect to Oriental's subsidiaries, number 4, number 5 with respect to the Escrow Agreement, numbers 6, 7 and 8, number 9 with respect to Oriental's subsidiaries and numbers 10 and 12 of Schedule D to the Agreement.

The undersigned also acknowledges that Oriental has advised it that no Consents or Regulatory Approvals are required to be obtained by Oriental in connection with the Agreement

DATED January 12, 2005.

DRAGON PHARMACEUTICAL INC.


/s/ Dr. Alexander Wick
-------------------------
Dr. Alexander Wick
President

                           WAIVER AND ACKNOWLEDGEMENT


To:       Dragon Pharmaceutical Inc. ("Dragon")

Re: Share Purchase Agreement (the "Agreement") made among Dragon, Oriental Wave Holding Ltd. ("Oriental"), Yan-Lin Han, Zhan-Guo Weng, and Xue-Mei Liu (collectively, the "Vendors" and each, a "Vendor")

--------------------------------------------------------------------------------

The Vendors, pursuant to ss.4.2 of the Agreement, hereby waive compliance by Dragon of its obligation under the Agreement to deliver

1. pursuant to ss.6.3(c), a certificate of status, compliance, good standing or like certificate with respect to each subsidiary of Dragon, issued by appropriate government officials of their respective jurisdictions of incorporation, and

2. pursuant to ss.6.3(k), legal opinions addressing the matters set out in Schedule E to the Agreement.

The undersigned also acknowledge that Dragon has advised them that no Consents or Regulatory Approvals other than the approval of the Toronto Stock Exchange are required to be obtained by Dragon under the Agreement.

DATED January 12, 2005.


/s/ Yan-Lin Han
----------------------
Yan-Lin Han


/s/ Zhan-Guo Weng
----------------------
Zhan-Guo Weng


/s/ Xue-Mei Liu
----------------------
Xue-Mei Liu

                                                                   Exhibit 10.17


                                ESCROW AGREEMENT

THIS AGREEMENT is made effective this 12th day of January, 2005

AMONG:

          DRAGON PHARMACEUTICAL INC., of 1990 - 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9

          ("Dragon")

AND:

          LML&S SERVICES INC. of 1500 - 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7

          ("Escrow Agent")

AND:

          YAN-LIN HAN, c/o Shanxi Weigida Pharmaceutical Co. Ltd., Datong Economic and Technology Development Zone, Shanxi, China 037300

          ZHAN-GUO WENG, c/o Shanxi Weigida Pharmaceutical Co. Ltd., Datong Economic and Technology Development Zone, Shanxi, China 037300

          XUE-MEI LIU, c/o Yongfeng Enterprise, 9/F, Tower B, Yingjia Center, No. 2, Dongsanhuan Nanlu, Chaoyang District, Beijing, China 100022

          (collectively, the "Vendors" and each, a "Vendor")

WHEREAS:

(A) Pursuant to a share purchase agreement made June 11, 2004 (the "Share Purchase Agreement") among Dragon, the Vendors and Oriental Wave Holding Inc. ("Oriental"), the Vendors have sold their shares of Oriental to Dragon for common shares of Dragon; and

(B) The Share Purchase Agreement provides for the deposit by the Vendors with the Escrow Agent of certificates representing a total of 26,533,405 common shares of Dragon, to be held and released in accordance with the terms of this Agreement;

WITNESSES that in consideration of the mutual covenants and agreements contained in this Agreement and in the Share Purchase Agreements, the Parties agree as follows:

                                     PART 1

                    DEFINITIONS, INTERPRETATION AND SCHEDULES

Definitions

1.1 In this Agreement, except as otherwise expressly provided or as the context otherwise requires,

     (a) "ADCS Escrow Shares" means a total of 4,282,402 common shares of Dragon deposited hereunder and designated in the Share Purchase Agreement as the "Additional Dragon Closing Shares";

     (b) "Agreement" means this Escrow Agreement and the schedules attached hereto, as may be supplemented or amended from time to time and in effect;

     (c) "Business Day" means a day that is not a Saturday, Sunday or statutory holiday in Vancouver, British Columbia;

     (d)   "Claim" has the meaning ascribed to it in ss.4.4;

     (e) "DCS Escrow Shares" means a total of 22,251,003 common shares of Dragon deposited hereunder and designated in the Share Purchase Agreement as the "Dragon Closing Shares";

     (f)  "Dispute" has the meaning ascribed to it in ss.5.1;

     (g) "Effective Date" means the effective date of this Agreement, being the date first above written;

     (h)   "Escrow Agreement Claim" has the meaning ascribed to it in ss.3.5;

     (i)  "Escrow  Shares"  means  the ADCS  Escrow  Shares  and the DCS  Escrow
     Shares;

     (j)  "Force  Majeure"  means any event or occurrence  beyond the reasonable control of a Party which prevents such Party from performing its obligations under this Agreement including an act of God, government order, strike, lockout or other industrial disturbance, war, terrorist act, blockade, insurrection, riot, earthquake, typhoon, hurricane, flood or other natural disaster;

     (k)  "Notice" has the meaning ascribed to it in ss.6.2;

     (l)  "Party" means a Person that is a party to this Agreement;

     (m) "Person" means any individual, company, body corporate, firm, limited or unlimited liability company, partnership, syndicate, joint venture, society, association, trust, unincorporated organisation or government authority, or any trustee, executor, administrator or other legal representative thereof;

     (n)  "Vendors' Declaration" has the meaning ascribed to in ss.4.8; and

     (o) "Vendors' Representative" means Yan-Lin Han or another individual appointed by the Vendors to act as their representative, provided written notice of such appointment is provided to Dragon and the Escrow Agent;

Interpretation

1.2  In this Agreement, except as otherwise expressly provided,

     (a) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

     (b) whenever required by context, a word importing the masculine gender includes the feminine or neuter gender and a word in the singular includes the plural and vice versa;

     (c) a reference to a Part means a Part of this Agreement and the symbol "ss." followed by a number or letter or some combination of numbers and letters refers to the provision of this Agreement so designated and the words "hereof", "hereto", "herein" and "hereunder" refer to the entirety of this Agreement rather than any particular Part or section;

     (d) a reference to a statute includes all regulations made pursuant thereto, all amendments to the statute or regulations in force from time to time and any statute or regulations that supplement or supersede such statute or regulations;

     (e) a reference to a corporate entity includes any successor to that entity;

     (f)  a reference to currency means Canadian currency;

     (g) a reference to "approval", "authorization", "notice" or "consent" means written approval, authorization, notice or consent not to be unreasonably withheld or delayed;

     (h) the words "including" and "include", when following a general statement or term, are not to be construed as limiting the general statement or term to any specific item or matter set forth or to similar items or matters, but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within its broadest possible scope; and

     (i) an accounting term not otherwise defined herein has the meaning assigned to it, and every calculation to be made hereunder is to be made, in accordance with Canadian Generally Accepted Accounting Principles, applied on a consistent basis.

                                     PART 2

                             ESTABLISHMENT OF ESCROW

Appointment of Escrow Agent

2.1 Dragon and the Vendors hereby appoint the Escrow Agent to act as escrow agent, and the Escrow Agent agrees to such appointment, on the terms and conditions set forth in this Agreement.

Power of Attorney Forms

2.2 Together with the Escrow Shares, each Vendor will deposit with the Escrow Agent ten undated executed share transfer power of attorney forms in favour of Dragon (the "PoA Forms") and each Vendor hereby authorizes Dragon to complete such Vendor's PoA Forms for the purpose of effecting the return and cancellation of the Escrow Shares as may be provided for pursuant to this Agreement.

Acceptance of Deposits

2.3 The Escrow Agent hereby acknowledges receipt of the Escrow Shares and PoA Forms and concurrent with the execution of this Agreement will deliver to each Vendor a receipt for the Escrow Shares they deposited.

                                     PART 3

                                  ESCROW AGENT

Escrow Shares and PoA Forms

3.1 The Escrow Shares and PoA Forms deposited with the Escrow Agent will be held in escrow and dealt with by the Escrow Agent in accordance with this Agreement.

Terms and Conditions

3.2 The Escrow Agent accepts its duties and obligations under this Agreement on the following terms and conditions:

     (a) the Escrow Agent may rely upon any notice, request, statement, waiver, consent, receipt, certificate or any paper or document furnished to it, and executed with or without seal by any of Dragon or a Vendor or any other Person, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and acceptability of any information therein contained, and the Escrow Agent will not be required to determine the authenticity of signatures or the power and authority of any signatory to execute any document;

     (b) the Escrow Agent may engage such professional advisers and legal counsel as it determines to be necessary or advisable in order to fulfil its obligations under this Agreement;

     (c) the Escrow Agent will not be required to make any determination or decision with respect to the validity of any claim made by any Party or of any denial thereof but will be entitled to rely conclusively on the terms hereof and the documents tendered to it in accordance with the terms hereof;

     (d) the duties and obligations of the Escrow Agent hereunder are purely administrative in nature and the Escrow Agent will not be liable for any error of judgement, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except for the gross negligence, wilful default or dishonesty of its employees or agents;

     (e) upon the Escrow Agent's delivery of the Escrow Shares in accordance with the provisions of this Escrow Agreement, the Escrow Agent will be automatically and immediately released from all duties and obligations under this Agreement to any Party and to any other Person with respect to any of the Escrow Shares held in escrow under this Agreement;

     (f) the Escrow Agent may, if the Escrow Agent deems it necessary or desirable, seek advice and directions from the Supreme Court of British Columbia with respect to its duties and obligations hereunder; and

     (g) the duties and obligations of the Escrow Agent hereunder will at all times be subject to the orders or directions of a court of competent jurisdiction in the Province of British Columbia.

Consents and Waivers

3.3 The Escrow Agent will have no duties except as expressly set forth herein, and will not be bound by any notice of a claim or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this Agreement, unless received by it in writing, and executed by Dragon and the Vendors, and, if the Escrow Agent's duties, obligations or liabilities herein are affected, unless it gives its written consent thereto.

Interpleader

3.4 The Escrow Agent may, at any time, give notice to all other Parties that the Escrow Agent is terminating its duties and obligations hereunder, and

     (a)  at any time more than 30 days after it gives such notice; and

     (b) before the other Parties jointly direct the Escrow Agent as to delivery of the Escrow Shares in its possession to some other Person, may deliver the Escrow Shares in its possession to the Supreme Court of British Columbia by way of interpleader and will thereupon be released of its duties and obligations hereunder. The Parties agree that in no event will the Escrow Agent be held liable for any failure to deliver all or a portion of the Escrow Shares during the period referred to in ss.3.4(a).

Indemnity

3.5 The Vendors, collectively, and Dragon (each an "Indemnifying Party") will jointly and severally indemnify and save harmless the Escrow Agent from and against any and all actions, suits, investigations, proceedings or claims of every kind (each an "Escrow Agreement Claim") and any and all expenses, losses, damages or liabilities, including reasonable attorney's fees and charges
incidental  thereto  (collectively   "Liabilities")  as  and  when  incurred  or
sustained, and the reasonable fees and expenses incurred by Escrow Agent in investigating or defending an Escrow Agreement Claim to which it may become subject or otherwise involved in any capacity insofar as such Escrow Agreement Claims or Liabilities arise out of or are based, directly or indirectly, upon the Escrow Agent's performance of its duties and obligations hereunder, except to the extent that the Escrow Agent's agents or employees are guilty of gross negligence, wilful default or dishonesty in the performance of such duties and obligations. If an Indemnifying Party pays an amount to the Escrow Agent in respect of a Liability hereunder, then such Indemnifying Party is entitled to recover from the other Indemnifying Party one-half of the amount of such Liabilities paid.

Fees and Expenses

3.6 The Indemnifying Parties will jointly and severally reimburse the Escrow Agent for any and all fees and expenses incurred in connection with the performance of its duties hereunder, including but not limited to fees and expenses incurred pursuant to ss.3.4. If an Indemnifying Party pays an amount to the Escrow Agent in respect of any fees and expenses hereunder, then such Indemnifying Party is entitled to recover from the other Indemnifying Party one-half of the amount of such fees and expenses paid.

Escrow Agent's Counsel

3.7 Each of the parties confirms that it is aware that the Escrow Agent is a corporation that is controlled and directed by Lang Michener, which acts as counsel to Dragon. The Escrow Agent may not retain Lang Michener as counsel in the event of any dispute hereunder.

                                     PART 4

                               RELEASE FROM ESCROW

Release of Escrow Shares

4.1 The Escrow Agent will release the Escrow Shares and PoA Forms held by it in escrow and discharge its obligations hereunder only in accordance with

     (a)  joint written  instructions  from Dragon (executed by a senior officer
     other  than  any  Vendor  who  is  a  senior   officer)  and  the  Vendors'
     Representative,

     (b) in the circumstances of ss.4.5(a), ss.4.5(b) or ss.4.7, the written instruction of Dragon,

     (c) in the circumstances of ss.4.8, the written instruction of the Vendors' Representative that is not disputed by Dragon, or

     (d) an award or decision of an arbitrator pursuant to Part 5or an order of a court of competent jurisdiction in a final determination.

Delivery

4.2 Upon receipt of the instructions described in ss.4.1, the Escrow Agent will, within five Business Days, deliver the applicable Escrow Shares and PoA Forms in accordance with such instructions.

Joint Direction

4.3 Notwithstanding any other provision of this Part, but subject to an applicable award, decision or order referred to in ss.4.1(d), the Escrow Agent may act in accordance with a written direction executed by all other Parties amending the procedures set forth in this Part or the Escrow Agent's duties under this Agreement.

Conditions for Release of DCS Escrow Shares

4.4 Dragon and the Vendors acknowledge that the DCS Escrow Shares have been deposited under this Agreement in support of certain representations and warranties made by the Vendors to Dragon, and will be released from escrow only if no claim (a "Claim") is made by Dragon against the Vendors for a breach of a representation or warranty made by the Vendors to Dragon under Part 3 of the Share Purchase Agreement or, if a Claim is made, upon its resolution.

4.5  If

     (a) no Claim is made by Dragon by the first anniversary of the date hereof, Dragon will deliver a notice under ss.4.1(b) instructing the Escrow Agent to deliver 40% of the DCS Escrow Shares to the Vendors,

     (b) no Claim is made by Dragon by the second anniversary of the date hereof, Dragon will deliver a notice under ss.4.1(b) instructing the Escrow Agent to deliver the remaining DCS Escrow Shares to the Vendors,

     (c) if a Claim is made by Dragon, any DCS Escrow Shares and PoA Forms that are in escrow at the date the Claim is made will remain in escrow under this Agreement until an instruction, award, decision or order is delivered under ss.4.1(a) or (d), and

     (d) upon a final determination being made in respect of a Claim, Dragon and the Vendors will instruct the Escrow Agent on the disposition of the DCS Escrow Shares and PoA Forms, with any determination as to the DCS Escrow Shares and PoA Forms, if any, to be returned to Dragon for cancellation to be made in accordance with the provisions of Part 8 of the Share Purchase Agreement.

Conditions for Release of ADCS Escrow Shares

4.6 Dragon and the Vendors acknowledge that the ADCS Escrow Shares have been issued in anticipation of the exercise of the Dragon Convertible Securities (as defined in the Share Purchase Agreement) and are subject to release or cancellation in the circumstances set out in Schedule B of the Share Purchase Agreement. Dragon covenants that while any Dragon Convertible Securities remain outstanding it will provide a monthly report to the Vendors and the Escrow Agent confirming whether and to what extent the Dragon Convertible Securities have been exercised, expired unexercised or otherwise been cancelled.

4.7 On a quarterly basis, or sooner at the request of the Vendors or at the discretion of Dragon, Dragon will deliver a written notice under ss.4.1(b) instructing the Escrow Agent to deliver to the Vendors or Dragon, as applicable, the ADCS Escrow Shares and PoA Forms subject to release or cancellation pursuant to Schedule B to the Share Purchase Agreement.

Release Requested by Vendors

4.8 If Dragon fails to deliver a notice when required under ss.4.5(a), ss.4.5(b) or ss.4.7, the Vendors may request the release of the Escrow Shares and PoA Forms as provided under ss.4.5(a), ss.4.5(b) or ss.4.7 by delivering to the Escrow Agent and Dragon a statutory declaration (the "Vendors' Declaration") executed by the Vendors' Representative that the Vendors are entitled to the release of the

     (a)  DCS Escrow Shares as no Claim has been made by Dragon, or

     (b) ADCS Escrow Shares on the basis of the calculations provided by Dragon under ss.4.6.

If within 10 Business Days of the receipt of the Vendors' Declaration the Escrow Agent has not received from Dragon a written notice that it disputes such declaration, the Escrow Agent will release the applicable Escrow Shares and PoA Forms to the Vendors.

Pro Rata Release of Escrowed Shares

4.9 Any release of Escrow Shares to the Vendors hereunder will be made in the following proportions:

                  Yan-Lin Han               70%
                  Zhan-Guo Weng             20%
                  Xue-Mei Liu               10%

Voting of DCS Escrow Shares

4.10 The Vendors will be entitled to exercise all voting rights in connection with the DCS Escrow Shares notwithstanding their deposit in escrow under this Agreement.

Voting and Dividends - ADCS Escrow Shares

4.11 Neither the Vendors nor any other person will be entitled to exercise any voting rights or receive any dividends or distributions in respect of the ADCS Escrow Shares until they have been released from escrow under this Agreement.

Exchanging Share Certificates

4.12 If any release of Escrow Shares under this Part 4would require a number of shares to be released that is less than the number represented by a share certificate, then the Escrow Agent is hereby authorized and directed to arrange for the splitting of a share certificate, with such shares to be released in accordance with the instructions described in ss.4.1 and a certificate for the balance of the shares to be returned into escrow. The parties (other than the Escrow Agent) will cooperate with the Escrow Agent to complete its duties hereunder including providing any certificates or other documents requested by the Escrow Agent

                                     PART 5

                               DISPUTE RESOLUTION

Submission to Arbitration

5.1 If, at any time, there is a dispute, controversy or claim (each a "Dispute") with respect to any matter arising out of or relating to this Agreement, such Dispute will be referred to arbitration in accordance with the arbitration provisions of the Share Purchase Agreement, and each Party will accept as final and binding and proceed in good faith diligently to implement the award or decision of the arbitrator.

                                     PART 6

                               GENERAL PROVISIONS

Governing Law

6.1 This Agreement will be exclusively governed by, and interpreted and construed in accordance with, the laws prevailing in the Province of British Columbia and the Parties irrevocably and unconditionally attorn to the exclusive jurisdiction of the courts of British Columbia and all courts having appellate jurisdiction thereover.

Notice

6.2 Every notice, request, demand or direction (each a "Notice") to be given pursuant to this Agreement must be in writing and must be delivered by hand (e.g. Federal Express or other reputable courier service) or sent by facsimile transmission or other similar form of written transmission by electronic means, in each case addressed as follows:

     (a)  If to Dragon, at:

          1900 - 1055 West Hastings Street
          Vancouver, British Columbia
          Canada V6E 2E9
          Attention:  Secretary
          Telecopier:  (604) 669-4243

     (b)  If to either Yan Lin Han or Zhan Guo Weng, at:

          c/o Shanxi Weiqida Pharmaceutical Co. Ltd.
          Datong Economic and Technology Development Zone
          Shanxi, China 037300
          Telecopier:  +86-352-6116451

     (c)  If to Xue-Mei Liu, at:

          c/o Yongfeng Enterprise
          9/F, Tower B, Yingjia Center
          No. 2, Dongsanhuan Nanlu, Chaoyang District
          Beijing, China 100022
          Telecopier:  +86-10-6566-2924

          with a copy to:

          Bull, Housser & Tupper
          Barristers & Solicitors
          3000 - 1055 West Georgia Street
          P.O. Box 11130
          Vancouver, BC  V6E 3R3
          Attention:        Marion V. Shaw
          Facsimile:        (604) 641-4949

     (d)  If to the Escrow Agent, at:

          LML&S Services Inc.
          1500 - 1055 West Georgia Street
          P.O. Box 11117
          Vancouver, British Columbia
          Canada V6E 4N7
          Attention: Secretary
          Telecopier:  (604) 685-7084
or to such other address or transmission receiving number as specified by a Party by Notice to the other Parties.

6.3 A notice delivered or sent in accordance with the preceding section will be deemed to be given and received

     (a) at 9:00 a.m. on the day of delivery or receipt at the place of delivery or receipt if that day is a Business Day at that place and the delivery or receipt is before that time on that day,

     (b) at the time of delivery or receipt if received on or after 9:00 a.m. and before 4:00 p.m. at the place of delivery or receipt on a day that is a Business Day at that place, and

     (c) at 9:00 a.m. at the place of delivery or receipt on the next day that is a Business Day at that place, if delivered or received on a day that is not a Business Day at that place or after 4:00 p.m. at that place.

Language of Document

6.4 All correspondence in respect of this Agreement or the enforcement of rights of the parties hereunder will be made in the English language only.

Time of Essence

6.5 Time is of the essence in the performance of each obligation under this Agreement.

Termination and Discharge of Escrow Agent

6.6 This Agreement will terminate and the Escrow Agent will be discharged of its obligations in any of the following circumstances:

     (a)  the Escrow Shares are properly released in accordance with Part 4;

     (b) this Agreement is terminated by the Escrow Agent under ss.3.4 and the Escrow Shares are safely in the hands of the new appointee or the court; or

     (c) the destruction or corruption of the Escrow Shares, if any, as a result of Force Majeure.

Force Majeure

6.7 No Party will be liable to any other Party for default or delay in the performance of its obligations under this Agreement to the extent such default or delay is caused by an occurrence of Force Majeure.

Entire Agreement

6.8 The Escrow Agent is not a party to, and is not bound by, any provisions which may be evidenced by, or arise out of, any agreement other than as set forth in the express provisions of this Agreement.

Waiver and Consent

6.9 No delay or failure by a Party to exercise any of its rights under this Agreement constitutes a waiver of any such right. No consent or waiver, express or implied, by a Party to, or of any breach or default by another Party of, any or all of its obligations under this Agreement will,

     (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this ss.6.9,

     (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation,

     (c)  constitute a general waiver under this Agreement, or

     (d) eliminate or modify the need for a specific consent or waiver pursuant to this ss.6.9 in any other or subsequent instance.

Severability

6.10 If any provision of this Agreement is at any time unenforceable or invalid for any reason, it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

Amendments

6.11 This Agreement may not be amended except in writing signed by each Party.

Further Assurances


6.12 Each Party will execute and deliver such further agreements and other documents and do such further acts and things as another Party reasonably requests to evidence, carry out or give full force and effect to the intent of this Agreement.

No Agency

6.13 Each Party is an independent contractor and nothing herein will, or will be deemed to, create any employer/employee, agency, partnership or joint venture relationship among the Parties or to give any Party any right or authority to act as the agent of, assume or create any obligation on behalf of or to pledge the credit of any other Party.

Assignment

6.14 This Agreement and the individual rights and obligations hereunder may not be transferred or assigned in whole or in part by any Party, whether by contract, operation of law or otherwise, without the consent of each other Party, and any purported transfer or assignment without such consent will be null and void. Nothing in this ss.6.14 will be deemed to limit or restrict the Escrow Agent's rights under ss.3.4.

Enurement

6.15 This Agreement and the provisions hereof will enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

Survival

6.16 All rights and obligations of the Parties occurring before the effective date of termination of this Agreement and all rights and obligations expressly stated to continue after, or accrue as a result of, the termination of this Agreement are separate and distinct rights and obligations binding on the Parties, will survive its termination and will continue in full force and effect and nothing herein will affect the enforceability of such provisions. For greater certainty, the premature termination of this Agreement will not affect the rights and obligations of any Party under ss.3.4, ss.3.5 and Part 6.

Counterparts

6.17 This Agreement may be executed in any number of counterparts, in original form or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the Parties, and each of which will together be deemed to be an original, notwithstanding that each Party is not a signatory to the same counterpart.

IN WITNESS WHEREOF this Agreement has been executed by the Parties as of the Effective Date.


DRAGON PHARMACEUTICAL INC.


Per:   /s/ Dr. Alexander Wick
       ----------------------------------
       Authorized Signatory


LML&S SERVICES INC.


Per:
       ----------------------------------
        Authorized Signatory

Signed, Sealed and Delivered by Yan-Lin Han)
in the presence of                         )
                                           )
                                           ) /s/ Yan-Lin Han
---------------------------------------    ) -------------------------------
Witness (Signature)                        ) YAN-LIN HAN
                                           )
                                           )
---------------------------------------    )
Name (please print)                        )
                                           )
                                           )
---------------------------------------    )
Address                                    )
                                           )
                                           )
---------------------------------------    )
City, Province                             )
                                           )
                                           )
---------------------------------------    )
Occupation                                 )




Signed, Sealed and Delivered by Zhan-Guo   )
Weng in the                                )
presence of:                               )
                                           )
                                           )
                                           ) /s/ Zhan-Guo Weng
---------------------------------------    ) -------------------------
Witness (Signature)                        ) ZHAN-GUO WENG
                                           )
                                           )
---------------------------------------    )
Name (please print)                        )
                                           )
                                           )
---------------------------------------    )
Address                                    )
                                           )
                                           )
---------------------------------------    )
City, Province                             )
                                           )
                                           )
---------------------------------------    )
Occupation                                 )

Signed, Sealed and Delivered by Xue-Mei Liu)
in the presence of:                        )
                                           )
                                           )
                                           ) /s/ Xue-Mei Liu
--------------------------------------     ) ----------------------
Witness (Signature)                        ) XUE-MEI LIU
                                           )
                                           )
---------------------------------------    )
Name (please print)                        )
                                           )
                                           )
---------------------------------------    )
Address                                    )
                                           )
                                           )
---------------------------------------    )
City, Province                             )
                                           )
                                           )
---------------------------------------    )
Occupation                                 )

                                                                    Exhibit 99.1


        Dragon Receives Approval from Shareholders in Connection with the
                   Acquisition of Oriental Wave Holding Ltd.

VANCOUVER,  Jan. 11, 2005 - Dragon  Pharmaceutical Inc. (OTC BB: DRUG; TSX: DDD;
BBSE: DRP) ("the Company") is pleased to announce that at the Annual Meeting of Shareholders held on January 11, 2005, the shareholders approved the acquisition by Dragon of Oriental Wave by accepting all the proposals in over 99% of the shares represented and voting. Over 82% of the outstanding shares were represented at the meeting. In addition, Dr. Sun and Dr. Wick were re-elected to the Board, and Moore Stephen Ellis Foster were ratified to audit the Company's financial statements for the year ended December 31, 2004.

"We, at Dragon, are delighted that this acquisition of Oriental Wave on which we have worked hard for an extended period of time has been approved by an overwhelming majority of our shareholders. This demonstration of unity will provide an excellent basis to successfully face the challenges of the future," said Dr. Alexander Wick, President and CEO of Dragon. "Both the physical presence of individual Dragon shareholders and the owners of Oriental Wave at the meeting have been highly appreciated."

The Company also wishes to announce that the Toronto Stock Exchange has conditionally approved the issue of shares in connection with the acquisition of Oriental Wave, subject to the filing of customary documentation. The Company and Oriental Wave expect the acquisition to close within the next couple of days.

About Dragon  Pharmaceutical Inc.

Dragon Pharmaceutical Inc. is an international bio-pharmaceutical company headquartered in Vancouver, Canada, with a GMP production facility in Nanjing, China. Dragon's EPO has been marketed to treat anemia due to renal failure and surgery in 9 countries: China, India, Egypt, Brazil, Peru, Ecuador, the Dominican Republic, Trinidad-Tobago and Kosovo. Additional regulatory submissions are in progress throughout Central and Eastern Europe, Asia, Latin America, the Middle East and Africa and the Company is in the final preparation to enter the European Union market.

About  Oriental  Wave  Holding  Limited.

Oriental Wave Holding Limited is a privately held holding company of its operating subsidiary, Shanxi Weiqida Pharmaceutical Co. Ltd. The Company engages in production and sales of generic pharmaceutical and chemical products with 3 production facilities in Datong city, China.

For further information please contact:

    Dragon  Pharmaceutical Inc.
    Garry Wong, CFA, IMBA
    Telephone: +1-(604)-669-8817 or North America Toll Free: 1-877-388-3784
    Email:  irdragon@dragonpharma.com
    Website: www.dragonbiotech.com or www.dragonpharma.com or

    Renmark
    Financial Communications Inc.
    John Boidman: jboidman@renmarkfinancial.com
    Sylvain Laberge: slaberge@renmarkfinancial.com
    Media - Cynthia Lane: clane@renmarkfinancial.com
    Telephone: +1-(514) 939-3989
    Website: www.renmarkfinancial.com

                                                                    Exhibit 99.2

           Dragon Completes Acquisition of Oriental Wave Holding Ltd.
                and Announces Appointment of Key Management Team

VANCOUVER,  Jan. 14, 2005- Dragon  Pharmaceutical  Inc. (OTC BB: DRUG; TSX: DDD;
BBSE: DRP) ("the Company") is pleased to announce that it has completed the acquisition of Oriental Wave Holding Ltd.

At closing, and as described in Dragon's proxy statement dated December 8, 2004, Mr. Yanlin Han, Mr. Zhanguo Weng and Ms. Xuemei Liu were appointed to the Board of Directors that now consists of five members including Dr. Wick and Dr. Sun who were re-elected at the Company's annual meeting of shareholders. The Board of Directors also appointed the following individuals as the key management team:

     Mr. Yanlin Han as the Chief Executive Officer
     Dr. Alexander Wick as the President
     Mr. Zhanguo Weng as the Vice President, China Operation
     Mr. Garry Wong, CFA as the Chief Financial Officer Ms.
     Maggie Deng as the Chief Operating Officer

"The first practical step to integrate the original Dragon and Oriental Wave into a new and efficient organization has already been started" said, Dr. Alexander Wick, President of Dragon. "A new and state-of-the-art production facility for EPO (Erythropoietin) using the proven cell-line and technology of Nanjing Huaxin Bio-pharmaceutical Co. Ltd., the Company's subsidiary in Nanjing, is being set up on Dragon's Chemical division campus in Datong, sharing the existing energy and administrative infrastructure. This campus will also house a new workshop for the freeze-drying of temperature sensitive pharmaceutical products, among them, Levofloxacin, a currently marketed product of the Company."

About Dragon Pharmaceutical Inc.

Dragon Pharmaceutical Inc. (Ticker: OTCBB: DRUG, TSX: DDD, BBSE: DRP) is an international pharmaceutical company headquartered in Vancouver, Canada, with 4 production facilities located in Nanjing and Datong, China. The Company currently produces more than 40 products in China and markets them in China as well as internationally. These products are organized under 3 distinct business divisions: a Pharma division for prescription and over-the-counter generic drugs, a Chemical division for bulk pharmaceutical chemicals such as Clavulanic Acid, 7-ACA and sterilized bulk drugs, and a Biotech division for EPO and in-licensed G-CSF. For the full year of 2003, the Company achieved pro-forma revenues of US$29.7 million and a net profit of US$5.59 million.

     For further information please contact:
     Dragon Pharmaceutical Inc.
     Garry Wong, CFA, IMBA
     Telephone: +1-(604)-669-8817 or North America Toll Free: 1-877-388-3784
     Email: irdragon@dragonpharma.com
     Website: www.dragonbiotech.com or www.dragonpharma.com or

     Renmark Financial Communications Inc.
     John Boidman : jboidman@renmarkfinancial.com
     Sylvain Laberge : slaberge@renmarkfinancial.com
     Media - Cynthia Lane : clane@renmarkfinancial.com
     Telephone: +1-(514) 939-3989
     Website: www.renmarkfinancial.com

     Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: All statements, other than historical facts, included in the foregoing press release are forward-looking statements. These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward- looking statements are not guarantees of future performance. They involve risk, uncertainties and assumptions including risks discussed under "Risks Associated With Dragon Pharmaceutical" in the Company's annual report on Form 10-K, SEC File No.: 0- 27937, all of which are incorporated herein by reference. The Company does not undertake the obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.


                                       2